UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Exxon Mobil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Additional Information for the Annual Meeting of Shareholders to be Held on Wednesday, May 27, 2020

The following Notice of Change of Location relates to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of Exxon Mobil Corporation (the “Company”), dated April 9, 2020, and made available to the Company’s shareholders in connection with the Annual Meeting of Shareholders to be held on May 27, 2020 (the “Annual Meeting”). This Supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 23, 2020. The Company’s 2020 Proxy Statement, 2019 Summary Annual Report, and 2019 Financial Statements and Supplemental Information are available at www.edocumentview.com/xom.

Except as amended or supplemented by the information contained in this supplement or as otherwise later supplemented, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF

2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2020

The Company has continually monitored public health concerns related to the coronavirus outbreak, including government recommended and required limits on public gatherings. In light of these developments including (1) Texas Governor Greg Abbott’s order directing every person in Texas to minimize social gatherings and in-person contact, effective April 2, 2020, and (2) New Jersey Governor Phil Murphy’s Executive Order and declaration of a state of emergency on March 9, 2020, the Company is making the following announcement:

NOTICE IS HEREBY GIVEN that the location of our Annual Meeting has been changed and will be conducted solely online by means of remote communication in a live audio webcast format that will assist in protecting the health and well-being of the Company’s shareholders, employees, other meeting participants and the community. Shareholders will not be able to attend the annual meeting in person at a physical location. The previously announced date and time of the annual meeting remain unchanged.

Meeting Date: May 27, 2020

Meeting Time: 9:30 a.m. Central Time

Meeting Access (virtual annual meeting website): www.virtualshareholdermeeting.com/XOM2020

All shareholders of record as of April 2, 2020, may attend the meeting. Shareholders may log into the virtual annual meeting website beginning at 9:15 a.m. Central Time on May 27, 2020. Separate instructions for how to attend and participate in the meeting are provided below for Shareholders of Record (registered shareholders) and Beneficial Shareholders (generally, shareholders who hold shares through a bank or brokerage account).

Instructions for Shareholders of Record

Voting

Shareholders of Record can continue to vote their shares prior to and during the Annual Meeting at www.investorvote.com/exxonmobil using the 15-digit control number displayed on your proxy card, notice, or meeting materials email for the annual meeting. Follow the instructions at www.investorvote.com/exxonmobil to vote or change your vote until the voting polls are closed during the virtual annual meeting. Please note that the virtual annual meeting will be hosted on a different website than the voting website. The virtual annual meeting website will not provide voting capabilities for Shareholders of Record.

Attending the Virtual Annual Meeting

Shareholders of Record may join the meeting either (Option #1) as an Identified Shareholder through the Shareholder Login on the virtual annual meeting website or (Option #2) as a guest through the Guest Login on the virtual annual meeting website. Identified Shareholders will be able to submit questions or comments during the virtual annual meeting. Guests will not be able to submit questions. Questions will be answered as the allotted meeting time permits. As noted in the proxy statement, in light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every shareholder who wishes to have a question or comment addressed during the meeting will be able to do so.

Option #1: Attending as an Identified Shareholder

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To join as an Identified Shareholder with the ability to submit questions or comments during the virtual annual meeting, you must request and receive a virtual meeting access control number (“VMA control number”) by following the instructions below. This VMA control number will be a 16-digit number that does NOT replace the 15-digit control number you previously received on your proxy card, notice, or meeting materials email. The 15-digit control number on your proxy material is only used to vote your shares as described above.

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To obtain a VMA control number in advance of the meeting, Shareholders of Record must call ExxonMobil Shareholder Services managed by Computershare at phone number 1-800-252-1800 for US/Canada and 781-575-2058 for outside US/Canada to initiate the request for a VMA control number.

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Requests for a VMA control number must be received by Computershare no later than 4:00 p.m., Central Time, on May 19, 2020. Shareholders of Record who timely request a VMA control number will receive a confirmation email from Computershare with a VMA control number prior to the virtual annual meeting.

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Shareholders of Record who obtain a VMA control number and access the virtual annual meeting as an Identified Shareholder may submit a question or comment to the Company through the virtual annual meeting website.

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Shareholders may submit a question or comment prior to the virtual annual meeting beginning on May 1, 2020, by visiting www.exxonmobil.com/investor and following the instructions on the website. A VMA control number is not required for submitting comments or questions in advance of the meeting through the ExxonMobil website.

•	These instructions for obtaining a VMA control number, along with any necessary updates, are also repeated on our website (exxonmobil.com/investor).

Option #2: Attending as a Guest

•	Shareholders of Record who have not obtained a VMA control number for the virtual annual meeting may still attend the meeting by logging into the meeting as a Guest.

•	Guests at the annual meeting will be able to listen to the virtual annual meeting but will not be able to submit a comment or question during the meeting.

Instructions for Beneficial Shareholders

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For Beneficial Shareholders who hold their shares through an intermediary, such as a broker or bank, the 16-digit control number that will grant access to the virtual annual meeting as an Identified Shareholder can be found on the Notice of Internet Availability or voting instruction form you previously received. There is no need to apply for and receive a new 16-digit control number.

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If you log in as a Shareholder with your control number, you may vote and/or submit a comment or question during the virtual annual meeting by following the instructions available on the virtual annual meeting website. If you have already voted before the meeting, no additional action is required, though you may change your vote during the meeting until the time that the voting polls are closed.

•	Shareholders may submit a comment or question prior to the virtual annual meeting beginning on May 1, 2020, by visiting www.exxonmobil.com/investor and following the instructions on the website.

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Questions will be answered as the allotted meeting time permits. As noted in the proxy statement, in light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every shareholder who wishes to have a question or comment addressed during the meeting will be able to do so.

General

We encourage all Shareholders to vote prior to the meeting, whether or not they intend to attend the meeting.

If you encounter any technical difficulties accessing the virtual annual meeting on the meeting day, the virtual annual meeting website will include technical support line contact information for you. Technical support will be available beginning at 9:15 a.m. Central Time on May 27, 2020 and will remain available until the meeting has ended.

A replay of the annual meeting will be available for one year, accessible at exxonmobil.com/investor.

We thank you for your interest in our Company and look forward to your participation at our virtual Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Stephen Littleton

Vice President and Corporate Secretary

Investor Relations and Office of the Secretary

April 23, 2020